SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 April 20, 1995


                           UNION PACIFIC CORPORATION
             (Exact name of Registrant as specified in its charter)


                                      Utah
                 (State or other jurisdiction of incorporation)


          1-6075                                        13-2626465
(Commission File Number)                              (IRS Employer
                                                    Identification No.)


Eighth & Eaton Avenues, Bethlehem,                        18018
  Pennsylvania
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including
area code:                                          (610) 861-3200









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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits


           Number                    Description


             12 Computation of Earnings to Fixed Charges for Union Pacific Corporation for the year ended December 31, 1994 and as adjusted for the pro forma effect of (i) the acquistion of Chicago and North Western Transportation Company and (ii) such acquisition and the proposed issuance by Union Pacific Corporation of debt securities.


             99        Press Release, dated April 20, 1995,
                       containing unaudited earnings information for Union Pacific Corporation and subsidiary companies for the quarter ended March 31, 1995.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNION PACIFIC CORPORATION


                                           /s/ Carl W. von Bernuth
                                           ---------------------------
                                           Carl W. von Bernuth
                                           Senior Vice President and
                                           General Counsel

Date: April 20, 1995







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                       Exhibit Index



      Number                      Description


        12 Computation of Earnings to Fixed Charges for Union Pacific Corporation for the year ended December 31, 1994 and as adjusted for the pro forma effect of (i) the acquisition of Chicago and North Western Transportation Company and
                      (ii) such acquisition and the proposed issuance by Union Pacific Corporation of debt securities.


        99 Press Release, dated April 20, 1995, containing unaudited earnings information for Union Pacific Corporation and subsidiary companies for the quarter ended March 31, 1995.